UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2025

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 7, 2025, AlphaTime Acquisition Corp (the “Company”) received notification that its application to transfer the listing of its ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), its units (the “Units”), its warrants, each whole warrant exercisable for one Ordinary share at an exercise price of $11.50 per share (the “Warrants”) and its rights, with each right entitling the holder thereof to one-tenth of one Ordinary Share (the “Rights,” and together with the Ordinary Shares, Units and Warrants, the “Securities”) from The Nasdaq Global Market (the “Nasdaq Global Market”) to The Nasdaq Capital Market (the “Nasdaq Capital Market”) had been approved by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The Securities will begin trading on the Nasdaq Capital Market at the opening of trading on July 11, 2025.

On July 9, 2025, the Company received a letter from Nasdaq confirming that the Company has regained compliance with Listing Rule 5450(a)(2) since Nasdaq approved the transfer to the Nasdaq Capital Market.

The Nasdaq Capital Market is one of the three market tiers for Nasdaq-listed stock and is a continuous trading market that operates in substantially the same manner as the Nasdaq Global Market. The Securities will continue to trade under the symbols “ATMC,” “ATMCU,” ‘ATMCW” and “ATMCR” and the Company does not expect the transfer to the Nasdaq Capital Market to have any material impact on the trading of its Securities.

Item 8.01. Other Events.

On July 9, 2025, the Company issued a press release announcing the approval of its Securities to be listed on the Nasdaq Capital Market. The full text of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 9, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATIME ACQUISITION CORP
By:	/s/ Gan Kim Hai
Name:	Gan Kim Hai
Title:	Chief Executive Officer

Dated: July 10, 2025